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                                                                    EXHIBIT 21.1


                          ASBURY AUTOMOTIVE GROUP, INC.
                              LIST OF SUBSIDIARIES



                                                          STATE OF INCORPORATION
ARKANSAS PLATFORM                                         OR ORGANIZATION
-----------------                                         ---------------

Asbury Automotive Arkansas Dealership Holdings L.L.C.            Delaware
Asbury Automotive Arkansas L.L.C.                                Delaware
Asbury MS Wimber L.L.C.                                          Delaware
Hope CPD L.L.C.                                                  Delaware
Hope FLM L.L.C.                                                  Delaware
Nashville Motors L.L.C.                                          Delaware
NP FLM L.L.C.                                                    Delaware
NP MZD L.L.C.                                                    Delaware
NP VKW L.L.C.                                                    Delaware
Premier LM L.L.C.                                                Delaware
Premier NSN L.L.C.                                               Delaware
Premier Pon L.L.C.                                               Delaware
Prestige Bay L.L.C.                                              Delaware
Prestige Toy L.L.C.                                              Delaware
TXK CPD, L.P.                                                    Delaware
TXK FRD, L.P.                                                    Delaware
TXK L.L.C.                                                       Delaware

ATLANTA PLATFORM

Asbury Atlanta AC L.L.C.                                         Delaware
Asbury Atlanta Chevrolet L.L.C.                                  Delaware
Asbury Atlanta Hon L.L.C.                                        Delaware
Asbury Atlanta Jaguar L.L.C.                                     Delaware
Asbury Atlanta Lex L.L.C.                                        Delaware
Asbury Automotive Atlanta L.L.C.                                 Delaware
Atlanta Real Estate Holdings L.L.C.                              Delaware
Spectrum Insurance Services L.L.C.                               Delaware
Asbury Atlanta AU L.L.C.                                         Delaware
Asbury Atlanta Infiniti L.L.C.                                   Delaware

JACKSONVILLE PLATFORM

AF Motors, L.L.C.                                                Delaware
ALM Motors, L.L.C.                                               Delaware
ANL, L.P.                                                        Delaware
Asbury Automotive Central Florida, L.L.C.                        Delaware
Asbury Automotive Deland, L.L.C.                                 Delaware
Asbury Automotive Jacksonville GP L.L.C.                         Delaware
Asbury Automotive Jacksonville, L.P.                             Delaware
Asbury Deland Imports 2, L.L.C.                                  Delaware
Asbury Jax Holdings, L.P.                                        Delaware
Asbury Jax Management L.L.C.                                     Delaware
Asbury-Deland Imports, L.L.C.                                    Delaware
Avenues Motors, LTD.                                             Florida
Bayway Financial Services, L.P.                                  Delaware
C&O Properties, Ltd.                                             Florida
CFP Motors, LTD.                                                 Florida
CH Motors, LTD.                                                  Florida


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CHO Partnership, LTD.                                            Florida
CN Motors, LTD.                                                  Florida
Coggin Automotive Corp.                                          Florida
Coggin Cars L.L.C.                                               Delaware
Coggin Chevrolet L.L.C.                                          Delaware
Coggin Management, L.P.                                          Delaware
CK Chevrolet, L.L.C.                                             Delaware
CK Motors, L.L.C.                                                Delaware
CP-GMC Motors, LTD.                                              Florida
CSA Imports L.L.C.                                               Delaware
Coggin Orlando Properties L.L.C.                                 Delaware

MISSISSIPPI PLATFORM

Escude-D L.L.C.                                                  Delaware
Escude-M L.L.C.                                                  Delaware
Escude-MO L.L.C.                                                 Delaware
Escude-NN L.L.C.                                                 Delaware
Escude-NS L.L.C.                                                 Delaware
Escude-T L.L.C.                                                  Delaware
Asbury MS Gray-Daniels L.L.C.                                    Delaware
Asbury MS Metro L.L.C.

NON PLATFORM

Asbury - Everest Holdings L.L.C.                                 Delaware
Asbury Automotive Management Services L.L.C.                     Delaware
Asbury Insurance Company, LTD.                                   Cayman Islands

NORTH CAROLINA PLATFORM

Asbury Automotive North Carolina Dealership Holdings L.L.C.      Delaware
Asbury Automotive North Carolina L.L.C.                          Delaware
Asbury Automotive North Carolina Management L.L.C.               Delaware
Asbury Automotive North Carolina Real Estate Holdings L.L.C.     Delaware
Camco Finance II L.L.C.                                          Delaware
Camco Finance L.L.C.                                             Delaware
Crown Acura/Nissan, LLC                                          North Carolina
Crown Battleground, LLC                                          North Carolina
Crown CHH L.L.C.                                                 Delaware
Crown CHV L.L.C.                                                 Delaware
Crown Dodge, LLC                                                 North Carolina
Crown FFO Holdings L.L.C.                                        Delaware
Crown FFO L.L.C.                                                 Delaware
Crown Fordham L.L.C.                                             Delaware
Crown GAC L.L.C.                                                 Delaware
Crown GAU L.L.C.                                                 Delaware
Crown GBM L.L.C.                                                 Delaware
Crown GDO L.L.C.                                                 Delaware
Crown GHO L.L.C.                                                 Delaware
Crown GKI L.L.C.                                                 Delaware
Crown GMI L.L.C.                                                 Delaware



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                                                                               3


Crown GNI L.L.C.                                                 Delaware
Crown GPG L.L.C.                                                 Delaware
Crown GVO L.L.C.                                                 Delaware
Crown Honda, LLC                                                 North Carolina
Crown Honda-Volvo, LLC                                           North Carolina
Crown Mitsubishi, LLC                                            North Carolina
Crown Motorcar Company L.L.C.                                    Delaware
Crown Raleigh L.L.C.                                             Delaware
Crown RIA L.L.C.                                                 Delaware
Crown RIB L.L.C.                                                 Delaware
Crown RIM L.L.C.                                                 Delaware
Crown RIS L.L.C.                                                 Delaware
Crown Royal Pontiac, LLC                                         North Carolina
Crown RPG L.L.C.                                                 Delaware
Crown Used Car Mall L.L.C.                                       Delaware
Crown Wendover L.L.C.                                            Delaware
RER Properties, LLC                                              North Carolina
RWIJ Properties                                                  North Carolina

OREGON PLATFORM

Asbury Automotive Oregon L.L.C.                                  Delaware
Asbury Automotive Oregon Management L.L.C.                       Delaware
Damerow Ford Co.                                                 Oregon
Thomason Auto Credit Northwest, Inc.                             Oregon
Thomason Dam L.L.C.                                              Delaware
Thomason FRD L.L.C.                                              Delaware
Thomason Hon L.L.C.                                              Delaware
Thomason Hund L.L.C.                                             Delaware
Thomason Maz L.L.C.                                              Delaware
Thomason Niss L.L.C.                                             Delaware
Thomason on Canyon, L.L.C.                                       Oregon
Thomason Sub L.L.C.                                              Delaware
Thomason Suzu L.L.C.                                             Delaware
Thomason TY L.L.C.                                               Delaware
Thomason Zuk L.L.C.                                              Delaware

ST. LOUIS PLATFORM

Asbury Automotive St. Louis, L.L.C.                              Delaware
Asbury St. Louis Cadillac L.L.C.                                 Delaware
Asbury St. Louis Gen L.L.C.                                      Delaware
Asbury St. Louis Lex L.L.C.                                      Delaware
Asbury St. Louis LR L.L.C.                                       Delaware

TAMPA PLATFORM

Asbury Automotive Brandon, L.P.                                  Delaware
Asbury Automotive Tampa GP L.L.C.                                Delaware
Asbury Automotive Tampa, L.P.                                    Delaware
Asbury Tampa Management L.L.C.                                   Delaware
Precision Computer Services, Inc.                                Florida
Precision Enterprises Tampa, Inc.                                Florida



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                                                                               4


Precision Infiniti, Inc.                                         Florida
Precision Motorcars, Inc.                                        Florida
Precision Nissan, Inc.                                           Florida
Tampa Hund, L.P.                                                 Delaware
Tampa Kia, L.P.                                                  Delaware
Tampa LM, L.P.                                                   Delaware
Tampa Mit, L.P.                                                  Delaware
Tampa Suzu, L.P.                                                 Delaware
WMZ Brandon Motors, L.P.                                         Delaware
WMZ Motors, L.P.                                                 Delaware
WTY Motors, L.P.                                                 Delaware
Dealer Profit Systems L.L.C.                                     Delaware

TEXAS PLATFORM

Asbury Automotive Texas Holdings L.L.C.                          Delaware
Asbury Automotive Texas L.L.C.                                   Delaware
Asbury Texas Management L.L.C.                                   Delaware
McDavid Auction, L.P.                                            Delaware
McDavid Austin-Acra, L.P.                                        Delaware
McDavid Communications, L.P.                                     Delaware
McDavid Grande, L.P.                                             Delaware
McDavid Houston-Hon, L.P.                                        Delaware
McDavid Houston-Kia, L.P.                                        Delaware
McDavid Houston-Niss, L.P.                                       Delaware
McDavid Houston-Olds, L.P.                                       Delaware
McDavid Irving-Hon, L.P.                                         Delaware
McDavid Irving-PB&G, L.P.                                        Delaware
McDavid Irving-Zuk, L.P.                                         Delaware
McDavid Outfitters, L.P.                                         Delaware
McDavid Plano-Acra, L.P.                                         Delaware
Plano Lincoln-Mercury, Inc.                                      Delaware